STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	1
Beginning Date of Collection Period	24-Jun-02
End Date of Collection Period	31-Jul-02
Payment Date	20-Aug-02
Previous Payment Date	n/a

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	42,706,688.95
Principal Collections	31,863,676.00
Interest Collections (net of servicing fee)	10,387,827.25
Servicing fee	455,185.70
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	42,706,688.95
Interest Paid to Notes	3,070,955.77
Principal Paid to Notes	39,180,547.48
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	455,185.70

Balance Reconciliation

Beginning Pool Balance	1,130,116,218.14
Principal Collections (including repurchases)	31,863,676.00
Charge off Amount	0.00
Ending Pool Balance	1,098,252,542.14

Collateral Performance
Cash Yield (% of beginning balance)	9.09%
Charge off Rate (% of beginning balance)	0.00%
Net Yield	9.09%

Delinquent Loans
One Payment Principal Balance of loans	17,463,984.17
One Payment Number of loans	156
Two Payments Principal Balance of loans	1,311,600.19
Two Payments Number of loans	6
Three+ Payments Principal Balance of loans	55,409.54
Three+ Payments Number of loans	1

Two+ Payments Delinquency Percentage	0.12%
Two+ Payments Day Rolling Average	0.12%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	9,002
Number outstanding end of period	8,778
Number of REO	-
Principal Balance of REO	0.00

Overcollateralization
Begin OC Amount	79,109,218.14
OC Release Amount	0.00
Extra Principal Payment Amount	7,316,871.48
End OC Amount	86,426,089.62

Target OC Amount	135,613,946.18
Interim OC Amount	79,109,218.14
Interim OC Deficiency	56,504,728.04

Monthly Excess Cashflow	7,316,871.48
Principal Payment Amount	31,863,676.00
Principal Collections	31,863,676.00
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.83875%
Class A Formula Rate (1-mo. Libor plus 30bps)	2.13875%
Class A Note Rate	2.13875%
Class M Formula Rate (1-mo. Libor plus 65bps)	2.48875%
Class M Note Rate	2.48875%
Available Funds Cap	5.85540%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	40.130721
2. Principal Payment per $1,000	37.279055
3. Interest Payment per $1,000	2.851667

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.13875%
2. Days in Accrual Period	48

3. Class A Interest Due	2,545,942.34
4. Class A Interest Paid	2,545,942.34
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	892,791,000.00
2. Class A Principal Due	33,282,404.55
3. Class A Principal Paid	33,282,404.55
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	859,508,595.45

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.9627209
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7826147

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	40.597388
2. Principal Payment per $1,000	37.279055
3. Interest Payment per $1,000	3.318333

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	2.48875%
2. Days in Accrual Period	48

3. Class M Interest Due	525,013.43
4. Class M Interest Paid	525,013.43
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	158,216,000.00
2. Class M Principal Due	5,898,142.93
3. Class M Principal Paid	5,898,142.93
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	152,317,857.07

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.9627209
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1386911